Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                                   For the Month ended August 31, 2001



   #
-----------------------------------------------------------------------------------------------------------------------------------
   1    Accounting Basis:                                  Accrual

   2    Preparer(s):                                       Mark Yanson              Jeffrey D. Berger        Scott R. Messina
                                                           509 S. Exeter Street     509 S. Exeter Street     509 S. Exeter Street
                                                           4th Floor                4th Floor                4th Floor
                                                           Baltimore, MD 21202      Baltimore, MD 21202      Baltimore, MD 21202
                                                           (410) 843-1099           (410) 843-1160           (410) 843-1067
                                                           VP/CFO                   Director FP&A            Senior Accountant

   3    Employee Information:
           Number of employees paid this period:                    31
           Current number of employees:                             30
           Gross payroll:
               Officers, directors and principals          $    39,583
               Other employees                                 237,603
           All post-petition payroll obligations
             including payroll taxes are current           Exceptions:  None
                                                                        -------------------------------------------------------

   4    Changes in the nature of business or status
           of operations since last reporting period       No

   5    All business licenses or bonds current             Yes

   6    Pre-petition accounts receivable:
           Collected this Period                           $   64,277
           Ending Balance                                   1,536,687   Amount represents Gross A/R

   7    Post-petition accounts receivable:
           0 - 30 Days:                                    $   62,661
           31 - 60 Days:                                      121,229
           Over 60 Days:                                            -

               Any post-petition accounts receivable
                 over 60 days                              No           If yes, provide schedule of accounts and explain:
                                                                                                                         ----------
                                                                        -----------------------------------------------------------
   8    Post-petition accounts payable:
           0 - 30 Days:                                    $   41,122
           31 - 60 Days:                                        2,347
           Over 60 Days:                                            -

               Any post-petition accounts payable
                 over 30 days                              No           If yes, provide schedule of accounts and explain:
                                                                                                                         ----------
                                                                        -----------------------------------------------------------

   9    Taxes
           All taxes being paid to the proper taxing
             authorities when due:                         Yes

               Form 6123:

  10    Bank accounts:
           Changed banks:                                  No

  11    Books and records kept monthly and are current:    Yes

  12    Insurance
           Policy expiration dates:
               Auto and truck                                           Sep-01
               Liability                                                Sep-01
               Fire                                        N/A
               Workers Comp                                             Sep-01
               Other                                       N/A

  13    Actions of the debtor during the last month:
           Fail to defend or oppose any action to
             dispossess control or custody of any assets   No
           Consent to relief from the automatic stay       No
           Maintain resources necessary to preserve and
             maintain the going concern value of assets    Yes

                                                        (continued on next page)


Monthly Operating Report                                   For the Month ended August 31, 2001



   #
-----------------------------------------------------------------------------------------------------------------------------------
  14    Transfer or sale of property
           Any assets transfer, convey or abandon any
             of debtor's assets to another party           No           If yes, attach copy of court order:
                                                                                                           ------------------------
                                                                        -----------------------------------------------------------

  15    Payments to secured creditors                      None

  16    Payments to Professionals                          Payments made to any professional during period, a copy of order authorizing payment must be attached

  17    Quarterly U.S. Trustee Fees
           Month 1 (June 14 - July 31)                     $        -
           Month 2 (August)                                       250
           Month 3 (September)                                      -
                                                           ----------
               Total                                              250


Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report                    For the Month ended August 31, 2001


Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)

Caliber Learning federal deposits with confirmation #

taxcode     LB date       EFTPS DATE   Confirm#                   AMT
-----------------------------------------------------------------------
0001 0001   08/15/01 DP   08/20/01     128123403008956        44,401.65

0001 0002   08/15/01 DP   08/20/01     128123403008956         6,562.34

0001 0003   08/15/01 DP   08/20/01     128123403008956         6,562.34

0001 0022   08/15/01 DP   08/20/01     128123403008956         3,099.76

0001 0023   08/15/01 DP   08/20/01     128123403008956         3,099.76

0001 0001   08/31/01 DP   09/04/01     128124903004182        12,856.02

0001 0002   08/31/01 DP   09/04/01     128124903004182         4,744.32

0001 0003   08/31/01 DP   09/04/01     128124903004182         4,744.32

0001 0022   08/31/01 DP   09/04/01     128124903004182         1,114.96

0001 0023   08/31/01 DP   09/04/01     128124903004182         1,114.96

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                    For the Month ended August 31, 2001



                                                             August 31, 2001
                                                          ---------------------
Assets
Current Assets
    CASH                                                        $    1,052,377
    PRE-PETITION RECEIVABLES                                    $    1,536,687
    POST-PETITION RECEIVABLES                                   $      183,890
    ALLOWANCE FOR DOUBTFUL ACCOUNTS                             $     (770,957)
    EMPLOYEE LOANS & ADVANCES                                   $        4,586
    PREPAID ASSETS                                              $      204,369
                                                          --------------------

         Total Current Assets                                   $    2,210,950

Plant, Property and Equipment
    FURNITURE AND EQUIPMENT                                     $   26,586,888
    LEASEHOLD IMPROVEMENTS                                      $   10,655,783
    ACCUMULATED DEPRECIATION                                    $  (24,574,937)
                                                          --------------------

         Net Property Plant & Equipment                         $   12,667,734
                                                          --------------------

Other Long Term Assets                                          $      463,436
                                                          --------------------

         Total Assets                                           $   15,342,120
                                                          ====================

Liabilities
Post-Petition
ACCOUNTS PAYABLE - TRADE                                        $       43,469
ACCRUED WAGES, BENEFITS & TAXES                                 $      122,971
ACCRUED MISCELLANEOUS                                           $      133,957
UNEARNED REVENUE                                                $      407,297
DEFERRED REVENUE                                                $       71,628
                                                          --------------------

    Total Post-Petition Liabilities                             $      779,321

Liabilities Subject to Compromise:
Pre-Petition
Priority Claims
ACCRUED COMMISSIONS                                             $       30,888
                                                          --------------------

    Total Priority Claims                                       $       30,888

Secured Debts
BORROWING FROM SYLVAN                                           $      300,000
ACCRUED INTEREST PAYABLE                                        $        6,250
                                                          ---------------------

    Total Secured Debts                                         $      306,250

Unsecured Debts
ACCOUNTS PAYABLE - TRADE                                        $    5,256,279
A/P OTHER                                                       $       36,540
ACCRUED INTEREST PAYABLE                                        $      268,480
ACCRUED MISCELLANEOUS                                           $      686,828
DIVIDEND PAYABLE                                                $      161,220
BORROWING FROM SYLVAN                                           $    7,307,501
LONG TERM LEASE PAYABLE & TI ALLOWANCE                          $    9,275,937
OTHER                                                           $       40,382
                                                          --------------------

    Total Unsecured Debts                                       $   23,033,167


                                                        (continued on next page)

                                                             August 31, 2001
                                                          ---------------------
Stockholders' Equity
PREFERRED STOCK                                                 $   32,395,979
COMMON STOCK                                                    $      125,912
APIC - COMMON STOCK                                             $   83,195,407
GAIN/LOSS ON FOREIGN CURENCY T                                  $          148
PRE-PETITION RETAINED EARNINGS                                  $ (120,115,417)
POST-PETITION RETAINED EARNINGS                                 $   (4,409,535)
                                                          --------------------

    Total Owners Equity                                         $   (8,807,506)
                                                          --------------------

         Total Liabilities and Stockholders Equity              $   15,342,120
                                                          ====================


         Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
         Long-Lived Assets.

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                  For the Month ended August 31, 2001



                                          August 31, 2001
                                         ----------------
REVENUES                                           61,448

OPERATING EXPENSES
  OFFICER'S SALARIES                               39,583
  EMPLOYEE SALARIES                               237,603
  PAYROLL TAXES                                    15,408
  EMPLOYEE BENEFITS                                22,773
  EQUIPMENT RENTAL                                  4,484
  ACCOUNTING & LEGAL FEES                               -
  FACILITIES MANAGEMENT                             8,368
  TRAVEL                                           24,308
  DATA COMMUNICATIONS                               4,839
  TELEPHONE                                        39,891
  REPAIRS & MAINTENANCE                                 -
  UTILITIES                                             -
  SECURITY                                          8,331
  BAD DEBT EXPENSE                                539,848
  LOSS ON IMPAIRMENT OF ASSETS                          -
  BAGBY RENT, PEOPLESOFT, MIS SUPPORT              41,173
  MISCELLANEOUS                                     4,204
  INSURANCE - CORP LIABILITY                       21,729
  LEASE - OFFICE EQUIP & FURN                           -
  DEPREC. - FURNITURE & FIXTURES                  701,616
  TAXES - PERSONAL PROPERTY                             -
                                         ----------------

Total Operating Expenses                        1,714,158
                                         ----------------

Operating Income                               (1,652,710)

REORGANIZATION EXPENSES
  LOSS ON IMPAIRMENT OF ASSETS                          -

Total Reorganization Expenses                           -

NON-OPERATING EXPENSES
  INTEREST INCOME                                       -
  INTEREST EXPENSE                                 (4,254)
                                         ----------------

Total Non-Operating Expenses                       (4,254)
                                         ----------------

Income (Loss) before taxes                     (1,656,964)

INCOME TAX EXPENSE                                      -
                                         ----------------

Net Loss                                       (1,656,964)
                                         ================

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report                    For the Month ended August 31, 2001

        Description                                       Operating
-------------------------------------------------------------------------------
Beginning cash balance                                    1,136,091

Net Income                                               (1,656,964)

Add: Expenses not requiring cash:
      Depreciation                                          701,616
      Additional Bad Debt Reserve                           539,848
      Other:                                                      -
                                                      -------------

      Sub-total                                           1,241,464

Cash from operations                                       (415,500)

Other sources (uses) of cash:
      Decrease (Increase)
           Accounts receivable                              234,708
           Inventory                                              -
           Equipment
           Furniture & Fixtures                                   -
           Prepaid assets                                    23,788
           Other: Other long term assets                          -

      Increase (Decrease)
           Accounts payable                                   1,687
           Accrued interest                                   2,500
           Accrued professional fees
           Accrued rent
           Accrued salaries, benefits & taxes                (7,943)
           Accrued sales tax
           Notes payable
           Other                                             47,422
           (Less) unrecorded bank service charges
                                                      -------------

Total other source (uses) of cash                           302,162
                                                      -------------

Ending cash balance                                       1,022,753
                                                      =============

Balance per bank statement                                1,063,773
Less: Outstanding checks                                    (41,020)
Add: Deposits in transit                                          -
                                                      -------------

Reconciled bank balance                                   1,022,753
                                                      =============

Variance                                                          -
                                                      =============

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report                   For the Month ended August 31, 2001



                Description                      Payroll             Tax
                -----------                      -------             ---

Beginning cash balance                       $       64,781       $        -

Cash receipts:
    Transfers from Operating                 $      275,414                -
    Transfers from Payroll                   $            -                -
    Other                                    $            -                -
                                             -------------------------------

       Total cash receipts                   $      275,414                -
                                             -------------------------------

Cash available                               $      340,195                -

Cash disbursements:
    Gross payroll                            $      310,571

    Employee benefits paid                   $       18,280
    Net payroll paid                         $      187,434
    Tranfers to tax account                  $            -

    Taxes deposited/paid during period
       Employees' share of FICA              $       15,524
       Employer's share of FICA              $       15,524
       Employees' Federal Income Tax         $       57,258
       Employees' State Income Tax           $       11,964
       Unemployment Tax                      $            0
       Unrecorded Bank Services charges      $            -
       Other                                 $        4,587
                                             -------------------------------

Total Disbursements                          $      310,571                -
                                             -------------------------------

Ending cash balance                          $       29,624       $        -
                                             ===============================

Balance per bank statement                   $       78,184       $        -
Less: Outstanding checks                     $      (48,560)
Add: Deposits in transit
                                             -------------------------------

Reconciled bank balance                      $       29,624       $        -
                                             ===============================

Variance                                     $           (0)      $        -
                                             ===============================

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report                    For the Month ended August 31, 2001


                                                          Post-petition A/R
                                       -------------------------------------------------------
                                       0 - 30 Days     31 - 60 Days    > 60 Days       Total
                                       -------------------------------------------------------
AON Total                                        -       19,200.00             -     19,200.00
Bell South Total                                 -        3,000.00             -      3,000.00
BDO Seidman Total                                -       30,000.00             -     30,000.00
Cadence Total                                    -        5,400.00             -      5,400.00
Computrain Total                            800.00        4,950.00             -      5,750.00
Converge Total                                   -               -             -             -
Fluke Total                                      -          800.00             -        800.00
Home Properties Total                            -       17,630.04             -     17,630.04
iLearning Total                           2,900.00            -                -      2,900.00
Maxtor Total                                     -        2,400.00             -      2,400.00
National Wildlife Foundation Total       10,000.00               -             -     10,000.00
Prometric Total                                  -        3,600.00             -      3,600.00
SciMed Total                              7,361.25               -             -      7,361.25
Spirent Total                             5,600.00               -             -      5,600.00
Sylvan Learning Systems, Inc. Total       9,999.75       31,848.50             -     41,848.25
Universita del Caffe Total                       -        2,400.00             -      2,400.00
VISA USA Total                           26,000.00               -             -     26,000.00
                                       -------------------------------------------------------

Grand Total                              62,661.00      121,228.54             -    183,889.54
                                       =======================================================

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report                    For the Month ended August 31, 2001


                                                                                                        Post-petition A/P
                                                                                           ----------------------------------------

             Vendor Name                Invoice Date      Invoice #     Invoice Amount    0 - 30 Days   31 - 60 Days     60 + Days
-----------------------------------------------------------------------------------------------------------------------------------

AMERITECH                                 2001-08-01   618T314644 0801         (114.10)          (114)              -            -
AMERITECH                                 2001-07-25   2483536698 0701         (261.91)          (262)              -            -
AMERITECH Total                                                                (376.01)          (376)              -            -
AT&T WIRELESS                             2001-07-13   109710701                994.41            994               -            -
AT&T WIRELESS                             2001-06-13   109710601              1,415.58              -           1,416            -
AT&T WIRELESS Total                                                           2,409.99            994           1,416            -
BELL CANADA                               2001-06-22   4164940065 6/01          176.05              -             176            -
BELL CANADA Total                                                               176.05              -             176            -
BELLSOUTH                                 2001-08-14   6153279559 0801          (37.88)           (38)              -            -
BELLSOUTH                                 2001-08-02   5044682234 0801         (119.13)          (119)              -            -
BELLSOUTH Total                                                                (157.01)          (157)              -            -
DIMINO,ANNE M                             2001-09-04   0823901 ADVANCE        1,073.78          1,074               -            -
DIMINO,ANNE M Total                                                           1,073.78          1,074               -            -
FRONTIER TELEMANAGEMENT INC.              2001-08-01   424347700 0801          (366.26)          (366)              -            -
FRONTIER TELEMANAGEMENT INC. Total                                             (366.26)          (366)              -            -
ITN SATELLITE SERVICES                    2001-08-01   0210815                3,825.00          3,825               -            -
ITN SATELLITE SERVICES Total                                                  3,825.00          3,825               -            -
MCI                                       2001-08-25   039769510801             550.33            550               -            -
MCI                                       2001-07-10   Y10747910701             247.10            247               -            -
MCI Total                                                                       797.43            797               -            -
NENON,ERIC P                              2001-09-04   ER082201                  58.61             59               -            -
NENON,ERIC P Total                                                               58.61             59               -            -
PACIFIC BELL - (VAN NUYS CA)              2001-08-01   96045653760801           110.72            111               -            -
PACIFIC BELL - (VAN NUYS CA) Total                                              110.72            111               -            -
POLIVKA,GEORGE B                          2001-08-30   ER083001                  19.28             19               -            -
POLIVKA,GEORGE B Total                                                           19.28             19               -            -
QWEST                                     2001-07-16   6029771883 0701          (65.78)           (66)              -            -
QWEST                                     2001-07-16   8012812483 7/01          (86.49)           (86)              -            -
QWEST                                     2001-07-16   8014673261 0701         (119.55)          (120)              -            -
QWEST Total                                                                    (271.82)          (272)              -            -
RENTERIA, JESUS                           2001-08-20   7851082001                17.05             17               -            -
RENTERIA, JESUS Total                                                            17.05             17               -            -
SHEGGRUD,DAVID C                          2001-09-04   ER081601                   1.00              1               -            -
SHEGGRUD,DAVID C Total                                                            1.00              1               -            -
SOUTHWESTERN BELL                         2001-08-16   512C2500120801            72.69             73               -            -
SOUTHWESTERN BELL                         2001-08-15   405A4300570801           109.07            109               -            -
SOUTHWESTERN BELL Total                                                         181.76            182               -            -
SPRINT                                    2001-07-22   4078690888 7/01         (225.93)          (226)              -            -
SPRINT                                    2001-08-04   5134591455 8/01          (17.08)           (17)              -            -
SPRINT                                    2001-08-13   40778642560801           216.53            217               -            -
SPRINT Total                                                                    (26.48)           (26)              -            -
TELUS COMMUNICATIONS, INC                 2001-06-28   23111067630601           103.91              -             104            -
TELUS COMMUNICATIONS, INC                 2001-07-28   23111067630701           105.19            105               -            -
TELUS COMMUNICATIONS, INC Total                                                 209.10            105             104            -
VERIZON (FORMERLY BELL ATLANTIC)          2001-08-01   201X5204180801          (271.62)          (272)              -            -
VERIZON (FORMERLY BELL ATLANTIC)          2001-08-01   21519775150801          (102.54)          (103)              -            -
VERIZON (FORMERLY BELL ATLANTIC)          2001-08-13   4107279082               (34.21)           (34)              -            -
VERIZON (FORMERLY BELL ATLANTIC)          2001-07-30   4107272685 0701         (221.89)          (222)              -            -
VERIZON (FORMERLY BELL ATLANTIC)          2001-07-31   61781553030801           190.02            190               -            -
VERIZON (FORMERLY BELL ATLANTIC) Total                                         (440.24)          (440)              -            -
VERIZON (FORMERLY GTE)                    2001-07-01   42519701470701          (197.75)             -            (198)           -
VERIZON (FORMERLY GTE)                    2001-08-01   81319718460801            25.09             25               -            -
VERIZON (FORMERLY GTE)                    2001-07-28   8132640068 0701         (134.71)          (135)              -            -
VERIZON (FORMERLY GTE) Total                                                   (307.37)          (110)           (198)           -
VERIZON WIRELESS                          2001-08-16   400466834300801        1,484.77          1,485               -            -
VERIZON WIRELESS Total                                                        1,484.77          1,485               -            -
WORLDCOM                                  2001-06-30   569940601                849.42              -             849            -
WORLDCOM Total                                                                  849.42              -             849            -
                                                                            ------------------------------------------------------

Grand Total - AP Detail                                                       9,268.77          6,922           2,347            -
General Accruals                                                             34,200.00         34,200               -            -
                                                                            ------------------------------------------------------

AP Balance @ 8/31/01                                                         43,468.77      41,121.56        2,347.21            -
                                                                            ======================================================